                                                                    EXHIBIT 10.1


                                                                  EXECUTION COPY




_______________________________________________________________________________




                          SECURITIES PURCHASE AGREEMENT

                                      among

                             LYNX THERAPEUTICS, INC.

                                       and

                         THE INVESTORS SIGNATORY HERETO



                            Dated as of May 24, 2001



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        SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of May 24,
2001, among Lynx Therapeutics, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

        WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 promulgated thereunder the Company desires to issue and sell to the Purchasers and the Purchasers, severally and not jointly, desire to purchase from the Company, shares of the Company's common stock, $.01 par value per share (the "Common Stock"), and certain other securities of the Company as more fully described in this Agreement.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:



                                    ARTICLE I
                                PURCHASE AND SALE

        1.1    Closing.

               Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase shares of Common Stock ("Shares") and warrants to purchase Shares for an aggregate purchase price of $11,129,969.76 (the "Purchase Price"). The purchase and sale of the Shares and Warrants hereunder shall be closed (the "Closing") at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, NY 10104, on the execution date of this Agreement. The date of the Closing is hereinafter referred to as the "Closing Date."

      (a) The Closing Date. On the Closing Date, the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver to each
Purchaser: (1) an original stock certificate representing a number of Shares by dividing the aggregate purchase price indicated below such Purchaser's name on the signature page of this Agreement by the Per Share Purchase Price (as defined herein), registered in the name of such Purchaser, (2) a Common Stock purchase warrant, in the form of Exhibit C, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire a number of shares of Common Stock equal to 25% of the Shares purchased by it hereunder upon the terms set forth therein (collectively, the "Warrants"), (3) an executed Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit A (the "Registration Rights Agreement"), (4) Transfer Agent Instructions, in the form of Exhibit D, executed by the Company and delivered to and acknowledged in writing by the Company's transfer agent (the "Transfer Agent Instructions") and (5) the legal opinion of Cooley Godward LLP, outside counsel to the



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Company, in the form of Exhibit E; and (B) each Purchaser shall deliver: (1) the purchase price indicated below such Purchaser's name on the signature page to this Agreement, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose and
(2) an executed Registration Rights Agreement.

        1.2    Certain Defined Terms.   As used in this Agreement, the
following terms shall have the meanings set forth in this Section 1.2:

        (a) "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of California are authorized or required by law or other governmental action to close.

        (b)    "Commission" means the Securities and Exchange Commission.

        (c)    "NASDAQ" means the Nasdaq National Market.

        (d) "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

        (e) "Purchase Price Per Share" means 90% of the average of the VWAP's (as defined below) for each of the five Trading Days (as defined below) immediately preceding the Closing Date.

        (f) "Subsequent Market" shall mean any of the New York Stock Exchange, American Stock Exchange, or Nasdaq SmallCap Market.

        (g) "Trading Day" means (i) a day on which the Common Stock is traded on the NASDAQ or on the Subsequent Market on which the Common Stock is then listed or quoted, as the case may be, or (ii) if the Common Stock is not listed on the NASDAQ or a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

        (h) "VWAP" means the daily volume weighted average price (as reported by Bloomberg Financial L.P. using the VAP function) of the Common Stock on the NASDAQ or Subsequent Market (as applicable) on the date in question.


                                       2.
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                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

        2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchasers as of the date of this Agreement:

           (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted and described in the SEC Documents (as defined below). The Company has no subsidiaries other than Lynx Therapeutics GmbH (the "Subsidiary"). The Subsidiary is an entity, duly incorporated or otherwise organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiary is duly qualified to do business and is in good standing (with respect to jurisdictions that recognize such concept) as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below), this Agreement, the Registration Rights Agreement, the Transfer Agent Instructions or the Warrants (collectively, the "Transaction Documents"), (y) have or result in a material adverse effect on the results of operations, assets or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").

               (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, and assuming the due authorization, execution and delivery by the Purchasers, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by
(i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws, both state and federal, affecting creditors' and contracting parties' rights or remedies generally or (ii) the exercise by courts of equity powers and except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws. Neither the Company nor the Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.


                                       3.
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               (c) Capitalization. The number of authorized, issued and
outstanding capital stock of the Company as of March 31, 2001 is set forth in
Schedule 2.1(c). Except as disclosed in Schedule 2.1(c), the Company owns all of the capital stock of the Subsidiary. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the securities of the Company entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or the Subsidiary by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Shares and the Warrants and except as disclosed in Schedule 2.1(c) or set forth in the SEC Documents, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or the Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities (as defined below), will not obligate the Company to issue shares of Common Stock or other securities to any Person other than the Purchasers and will not result in a right of any holder of Company securities to adjust the exercise or conversion or reset price under such securities.

               (d) Issuance of the Securities. The Securities (as defined below) have been duly authorized and the Shares, when issued and paid for in accordance with the terms hereof, and the Underlying Shares (as defined below), when issued upon exercise of the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has reserved a sufficient number of duly authorized shares of Common Stock to issue all of the Shares and for issuance hereunder upon exercise in full of the Warrants. The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "Underlying Shares." The Shares, the Warrants and the Underlying Shares are collectively referred to herein as, the "Securities."

               (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or the Subsidiary's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or the Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or the Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as would not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any


                                       4.
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governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

               (f) Filings, Consents and Approvals. Except as disclosed in
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
(i) the filings required pursuant to Section 3.10, (ii) the filing with the SEC of a resale registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares issued on the Closing Date and the Underlying Shares issuable upon exercise of the Warrants (the "Registration Statement"), (iii) the application(s) to the NASDAQ for the listing of the Shares and the Underlying Shares for trading on the NASDAQ (and with any other national securities exchange or market on which the Common Stock is then listed) in the time and manner required thereby, and (iv) applicable Blue Sky filings (collectively, the "Required Approvals").

            (g) Litigation; Proceedings. Except as set forth in the SEC Documents, and as disclosed in Schedule 2.1(g), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or the Subsidiary or the respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material Adverse Effect. Neither the Company nor the Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving
(A) a claim of violation of or liability under federal or state securities laws or (B) a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information, and the Company has no knowledge of any expected such request that would be made prior to the Effective Date (as defined below). There has not been, and to the best of the Company's knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. During the five years preceding the Closing
Date: (i) the Company has not commenced any legal proceedings against any of its present or former stockholders or any investment bank and (ii) no legal proceedings have been commenced against the Company or any of its present or former directors or officers by a present or former stockholder or any investment bank.

               (h) No Default or Violation. Neither the Company nor the Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or the Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or
(iii)


                                       5.
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above, except as would not individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

            (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of such Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

            (j) SEC Documents; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits or incorporated by reference to the SEC Documents as required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 2000, except as specifically disclosed in the SEC Documents,
(a) there has not been a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and
(y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors, (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock and (e) the Company has not issued or committed to issue shares of Common Stock or securities that are convertible or exchangeable into, or give holders thereof the right to receive, shares of Common Stock.



                                       6.

               (k) Investment Company. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (l) Certain Fees. Subject to Section 4.1, except for certain fees payable by the Company to Intercoastal Financial Services Corp., no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and reasonable attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

               (m) Form S-3 Eligibility. The Company is eligible to register its Common Stock for resale under Form S-3 promulgated under the Securities Act.

               (n) Listing and Maintenance Requirements. Except as set forth in the SEC Documents, the Company has not, in the two years preceding the date hereof received notice (written or oral) from the NASDAQ, any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe, based on current circumstances, that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

               (o) Patents and Trademarks. Except as set forth in the SEC Documents, the Company and the Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor the Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or the Subsidiary violates or infringes upon the rights of any Person. To the best knowledge of the Company, (i) all such Intellectual Property Rights are enforceable and (ii) there is no existing infringement by another Person of any of the Intellectual Property Rights.

               (p) Registration Rights; Rights of Participation. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, and as disclosed in
Schedule 2.1(p), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, and as disclosed in Schedule 2.1(p), no Person has any


                                       7.
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right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by the Transaction Documents.

            (q) Regulatory Permits. The Company and the Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect ("Material Permits"), and neither the Company nor the Subsidiary has received any written notice of proceedings relating to the revocation or modification of any Material Permit.

            (r) Title. Neither the Company nor the Subsidiary own any real property. Except as disclosed in Schedule 2.1(r), the Company and the Subsidiary have good and marketable title in all personal property owned by them which is material to the business of the Company and the Subsidiary, in each case free and clear of all Liens, except (i) for Liens, if any, reflected in the financial statements included in or incorporated by reference into the SEC documents, and
(ii) for Liens as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiary. Any real property and facilities held under lease by the Company and the Subsidiary are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiary are in compliance in all material respects and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiary.

            (s) Labor Relations. No material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

            (t) Solvency. Based on the financial condition of the Company as of the Closing Date, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

               (u) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company


                                       8.

fulfilling their obligations or exercising their rights under this Agreement, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

               (v) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchasers shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

        2.2 Representations and Warranties of the Purchasers. Each Purchaser hereby for itself and for no other Purchaser, represents and warrants to the Company as follows:

               (a) Organization; Authority. Such Purchaser, if an entity, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Securities to be acquired by it hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

               (b) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, the Registration Rights Agreement and the Warrants, at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Securities.

               (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and at each exercise date under its respective Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

               (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and


                                       9.

financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

               (e) Ability of such Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

               (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

               (g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of or subsequent to any advertisement, article, notice or other communication regarding such Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

               (h) Reliance. Such Purchaser understands and acknowledges that
(i) the Securities are "restricted securities" under the federal securities laws as they are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.

               Such Purchaser understands that such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

               The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.



                                      10.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

      3.1 Transfer Restrictions. (a) The Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. Notwithstanding the foregoing, the Company, without requiring a legal opinion as described in the immediately preceding sentence, hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by a Purchaser to an Affiliate of such Purchaser or to one or more funds or managed accounts under common management with such Purchaser, and any transfer among any such Affiliates or one or more funds or managed accounts, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes (subject to the qualifications hereof). Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement and, if such transfer is of all or a portion of the Warrants held by such Purchaser, as a holder of the Warrants.

               (b) The Shares, the Warrants and any Underlying Shares issued while there is not an effective Registration Statement shall be issued with the following legend:

               [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

            (c) However, Underlying Shares issued when there is an effective Registration Statement or when such legend is not required under the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) shall not


                                      11.

contain the legend set forth above nor any other legend. The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the date that the Registration Statement is declared effective by the Commission (such date, the "Effective Date"). The Company agrees that following the Effective Date, it will, no later than three Trading Days following the delivery by a Purchaser to the Company of a certificate or certificates representing Shares or Underlying Shares issued with a restrictive legend and registered on the Effective Date, cause to be delivered to such Purchaser certificates representing such Shares or Underlying Shares which shall be free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

        3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of Underlying Shares upon exercise of the Warrants will result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligation to issue Underlying Shares upon exercise of the Warrants pursuant to the terms thereof is unconditional and absolute, subject to the limitations set forth in the Warrants, regardless of the effect of any such dilution.

        3.3 Furnishing of Information. As long as the Purchasers own Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchasers own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchasers to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required under such rule or by the transfer agent of the Common Stock or clearing broker for the Purchaser in order to permit a Purchaser to sell shares under Rule 144. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

        3.4 Integration. The Company shall not, and shall use its best efforts to ensure that, no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for the purposes of the rules and regulations of NASDAQ.

        3.5 Increase in Authorized Shares. If on any date the Company would be, if a notice of exercise were to be delivered on such date, precluded from issuing the number of Underlying Shares issuable upon exercise in full of the Warrants due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of


                                      12.

Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue so as to provide enough shares for issuance under the Warrants. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the earlier to occur of the 60th day after delivery of the proxy materials relating to such meeting and the 90th day after request by a holder of Warrants to issue the number of Underlying Shares in accordance with the terms hereof) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase.

        3.6 Reservation and Listing of Underlying Shares. The Company shall take such steps as may be required to cause the listing of the Shares and Underlying Shares on the NASDAQ and such other exchange, market or quotation facility on which the Common Stock is traded. The Company shall maintain a reserve of shares of Common Stock for issuance upon exercise in full of the Warrants in accordance with this Agreement and the Warrants, respectively, in such amount as may be required to fulfill its obligations in full under the Warrants.

        3.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables in the ordinary course of the Company's business and prior practices). Until the first anniversary of the date hereof, the Company shall not use such net proceeds to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

        3.8 Exercise Obligations. The Company shall honor exercises of the Warrants and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Warrants.

        3.9 Subsequent Financings; Limitation on Registration. (a) Subject to
Section 3.9(c), from the date of this Agreement through the Effective Date, other than to the Purchasers or an Affiliate thereof, the Company shall not directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant of any option to purchase or other disposition) any Common Stock or any equity or equity equivalent securities (including any equity, debt or other instrument that is at any time over the life thereof convertible into or exchangeable for Common Stock), and the Company will cause the Subsidiary not to offer, sell or issue during such period any of such Subsidiary's securities which provide the holder thereof the right to receive any Common Stock (collectively, "Common Stock Equivalents") (such dispositions, collectively, a "Subsequent Placement"), unless: (A) the Company delivers to the Purchasers a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to


                                      13.

which shall be a term sheet or similar document relating thereto and (B) such Purchaser shall not have notified the Company by 6:30 p.m. (New York City time) on the tenth Trading Day after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on the same terms set forth in the Subsequent Placement Notice. If the Purchasers shall fail to notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide the Purchasers with a second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (b), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within 30 Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. The Subsequent Placement shall be allocated among the Purchasers on a pro rata basis by reference to the purchase price indicated below the Purchasers name on the signature pages to this Agreement, or in such other manner as the Purchasers shall determine.

               (b) Except to register: (x) the Registrable Securities (as defined in the Registration Rights Agreement), (y) securities of the Company permitted pursuant to Section 6(c) of the Registration Rights Agreement to be registered in the Registration Statement, and (z) Common Stock permitted to be issued pursuant to Section 3.9(c), the Company may not file a registration statement to register any of its securities from the date of this Agreement through the Effective Date.

               (c) The restrictions contained in Section 3.9(a) and 3.9(b) shall not apply to: (i) the granting of options or warrants to employees, officers and directors of the Company, and the issuance of Common Stock upon exercise of such options or warrants granted under any stock option plan heretofore or hereinafter duly adopted by the Company and purchases of Common Stock pursuant to the Company's employee stock purchase plan; (ii) the issuance of shares of Common Stock issuable upon exercise of any currently outstanding warrants and other outstanding convertible securities of the Company, in each case as and to the extent disclosed in Schedule 2.1(c) or the SEC Documents (but not as to any amendments or modifications of the terms of such securities after the date of this Agreement, including "back-dated" agreements); (iii) the issuance of shares of Common Stock pursuant to a public offering underwritten on a firm commitment basis registered under the Securities Act; or (iv) the issuance of securities in connection with a transaction or relationship including, but not limited to an acquisition, joint venture or collaboration or licensing arrangement, in which the Company issues securities to an entity which is, itself or through its subsidiaries, an operating company in a business related or synergistic to the business of the Company and in which the Company reasonably believes it will receive material benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital. Clauses (i)-(iv) of this Section 3.9(c) are collectively referred to herein as "Exempt Events".



                                      14.

               (d) Except for Exempt Events, from the date of this Agreement through the Effective Date, the Company shall not, without the prior written consent of the Purchasers holding at least a majority of the Registrable Securities, (a) issue or agree to issue shares of Common Stock at a price below the Purchase Price Per Share or (b) issue any Common Stock Equivalents or enter an agreement to issue Common Stock Equivalents, that entitle any Person to acquire shares of Common Stock at a price per share less than the Purchase Price Per Share (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights issued in connection with such issuance, be entitled to receive shares of Common Stock at a price less than the Purchase Price Per Share, such issuance shall be deemed to have occurred for less than the Purchase Price Per Share).

        3.10 Certain Securities Laws Disclosures; Publicity. The Company shall:
(i) on the Closing Date issue a press release acceptable to the Purchasers disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby in the time and manner required under the Exchange Act, and (iii) timely file with the Commission a Form D promulgated under the Securities Act. The Company shall, no less than two Business Days prior to the filing of any disclosure required by clauses (ii) and (iii) above, provide a copy thereof to the Purchasers for their review. The Company and the Purchasers shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, except if such disclosure is required by law or stock market regulation, in which such case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication.

        3.11 Reimbursement. If any Purchaser becomes involved in any capacity in any action, proceeding or investigation brought before the one year anniversary of the date of this Agreement by or against any Person who is a stockholder of the Company, solely as a result of such Purchaser's acquisition of the Securities under this Agreement, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such Affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company solely as a result of acquiring the Securities under this Agreement.


                                      15.

        3.12 Shareholder Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities or shares of Common Stock under the Transaction Documents, assuming for this purpose that such Purchaser does not otherwise acquire control of any other shares of Common Stock that would trigger the provisions of any such plan or arrangement.

        3.13 Disclosure of Material Non-Public Information. The Company shall not and shall cause each of its Affiliates and other Persons acting on behalf of the Company not to divulge to any Purchaser any information that it believes to be material non-public information unless such Purchaser has agreed in writing to receive such information. The Company agrees to comply with the newly adopted Regulation FD promulgated under the Exchange Act.

        3.14 Put event. From the date of this Agreement until the Effective Date, upon the occurrence of any of the following events (each, an "Event"), a Purchaser may provide the Company with a notice (an "Event Notice ") requiring the Company to reacquire all or a portion of the Shares which such Purchaser acquired hereunder and then still holds at a put price (the "Put Price") per share equal to the Purchase Price Per Share paid by the Purchaser for such shares:

                      (a) immediately prior to an assignment by the Company for the benefit of creditors or commencement of a voluntary case under Title 11 of the United States Code, or an entering into of an order for relief in an involuntary case under Title 11 of the United States Code, or adoption by the Company of a plan of liquidation or dissolution;

                      (b) the Common Stock fails to be listed or quoted for trading on the NASDAQ for a period of three Trading Days (which need not be consecutive Trading Days); and

                      (c) the Registration Statement is not declared effective on or prior to the 180th day following the Closing Date.

               The Company shall pay the Put Price by the fifth Trading Day following the date of the delivery of the Event Notice. Interest shall accrue on the aggregate Put Price from the date such amount is due until paid in full at the rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law), to accrue daily from the date such payment is due hereunder through and including the date of payment. Any Event Notice may be rescinded by the delivering Purchaser at any time prior to its receipt of the full Put Price.


                                      16.

                                   ARTICLE IV
                                  MISCELLANEOUS

        4.1 Fees and Expenses. Except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

        4.2 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto and Transfer Agent Instructions, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

        4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

        If to the Company:              Lynx Therapeutics, Inc.
                                        25861 Industrial Boulevard
                                        Hayward, CA 94545
                                        Facsimile No.: (510) 670-9302
                                        Attn: Chief Financial Officer

        With a copy to:                 Cooley Godward LLP
                                        Five Palo Alto Square
                                        3000 El Camino Real
                                        Palo Alto, CA  94306
                                        Facsimile No.: (650) 849-7400
                                        Attn: James C. Kitch, Esq.

        If to a Purchaser:              To the address set forth under such
                                        Purchaser's name on the signature
                                        pages hereto

or such other address as may be designated in writing hereafter, in the same manner, by such Person.


                                      17.

        4.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

        4.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

        4.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor.

        4.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

        4.8 Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.


                                      18.

        4.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and exercise of the Warrants.

        4.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

        4.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

        4.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

        4.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document is several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOWS]




                                      19.

               IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                                    LYNX THERAPEUTICS, INC.

                                    By: /s/ Edward C. Albini
                                        --------------------------------
                                    Name:  Edward C. Albini
                                    Title: Chief Financial Officer







                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGE FOR PURCHASER FOLLOWS]

                             HBK MASTER FUND L.P.
                             By:    HBK Investments L.P.
                                    Investment Advisor


                             By:    /s/ Kevin O'Neil
                                    ------------------------------
                             Name:  Kevin O'Neil
                             Title: Authorized Signatory


                             Aggregate Purchase Price
                             for Shares to be acquired:          $6,749,995.98



                             Address for Notice:

                             300 Crescent Court, Suite 700
                             Dallas, Texas 75201
                             Facsimile No.: 214-758-1207
                             Telephone No.: 214-758-6107
                             Attn:  Jeff Estes and General Counsel

                             With a copy to:
                             Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 and (212) 541-1432
                             Attn:  Eric L. Cohen, Esq.

                             FIRST INVESTORS HOLDING CO., INC.



                             By:  /s/ Kenneth L. Henderson
                                  --------------------------------
                                  Kenneth L. Henderson
                                  Attorney-in-Fact


                             Aggregate Purchase Price
                             for Shares to be acquired:           $1,999,995.27



                             Address for Notice:

                             c/o Cavallo Capital Corp.
                             660 Madison Avenue, 18th Floor
                             New York, NY 10021
                             Tel.: (212) 651-9000
                             Fax: (212) 651-9010
                             Attn: Avi Vigder

                             With copies to:

                             Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 and (212) 541-1432
                             Attn: Eric L. Cohen, Esq.

                             HALIFAX FUND, LP



                             By:    /s/ Maurice Hryshko
                                    ----------------------------
                             Name:  Maurice Hryshko
                             Title: Counsel, The Palladin Group, LP
                                    Investment Advisor to Halifax Fund, LP


                             Aggregate Purchase Price
                             for Shares to be acquired:           $1,999,995.27



                             Address for Notice:

                             c/o Palladin Group LP
                             195 Maplewood Ave.
                             Maplewood, New Jersey 07040
                             Facsimile: (973) 313-6495
                             Attention: Maurice Hryshko, Esq.

                                    CRAIG C. TAYLOR

                                    /s/ Craig C. Taylor
                                    ---------------------

                                    Aggregate Purchase Price
                                    for Shares to be acquired:      $249,997.02


                                    Address for Notice:

                                    c/o Alloy Ventures
                                    480 Cowper Avenue
                                    Palo Alto, CA 94301

                                    JAMES C. KITCH


                                    /s/ James C. Kitch
                                    ------------------

                                    Aggregate Purchase Price
                                    for Shares to be acquired:       $99,996.26


                                    Address for Notice:

                                    c/o Cooley Godward LLP
                                    5 Palo Alto Square
                                    3000 El Camino Real
                                    Palo Alto, CA 94306-2155

                                  FREDERICK D. BARON


                                   /s/ Frederick D. Baron
                                   ----------------------

                                  Aggregate Purchase Price
                                  for Shares to be acquired:         $19,995.43





                                  Address for Notice:

                                  c/o Cooley Godward LLP
                                  5 Palo Alto Square
                                  3000 El Camino Real
                                  Palo Alto, CA 94306-2155

                                  MICHAEL TRAYNOR


                                  /s/ Michael Traynor
                                  -------------------

                                  Aggregate Purchase Price
                                  for Shares to be acquired:          $9,994.53



                                  Address for Notice:

                                  c/o Cooley Godward LLP
                                  One Maritime Plaza
                                  20th Floor
                                  San Francisco, California 94111-3580

                                                                      EXHIBIT D

                           TRANSFER AGENT INSTRUCTIONS


                                                                    May __, 2001

[Transfer Agent]

Dear ___________:

        Reference is made to that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") among Lynx Therapeutics, Inc., a Delaware corporation (the "COMPANY"), and the buyers named therein (the "HOLDERS") pursuant to which the Company is selling to the Holders shares (the "SHARES") of its Common Stock, par value $.01 per share (the "COMMON STOCK"), and certain Common Stock purchase warrants (the "WARRANTS") which shall be exercisable into shares of Common Stock. The Shares and the shares of Common Stock issuable upon exercise of the Warrants are collectively referred to herein as "UNDERLYING SHARES."

        This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent for the Company with respect to its Common Stock at such time) to issue Underlying Shares from time to time upon notice from the Company to issue such Underlying Shares. So long as you have previously received (x) an opinion of the Company's outside counsel substantially in the form of EXHIBIT I attached hereto (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the registration statement covering resales of Underlying Shares) stating that a registration statement covering resales of Underlying Shares has been declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Underlying Shares may be issued (or reissued if they have been issued at a time when there was not such an effective registration statement) or resold without any restrictive legend (the "OPINION") and (y) a copy of such registration statement, then certificates representing Underlying Shares shall not bear any legend restricting transfer of Underlying Shares thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received a copy of the Opinion and such registration statement, then the certificates representing Underlying Shares shall bear the following legend:

        [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM

        REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

and, provided, further, that the Company may, from time to time, notify you to place stop-transfer restrictions on the certificates for Underlying Shares in the event, but only in the event, a registration statement covering Underlying Shares is subject to amendment for events then current.

        Please be advised that the Holders have relied upon this instruction letter as an inducement to enter into the Purchase Agreement and, accordingly, the Holders are a third party beneficiary to these instructions.

        Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

                                Very truly yours,

                                LYNX THERAPEUTICS, INC.


                                By:
                                Name:
                                Title:


ACKNOWLEDGED AND AGREED:

[Transfer Agent]

By:
Name:
Title:

                                                                      EXHIBIT I

                        [FORM OF OUTSIDE COUNSEL OPINION]

[Addressee]
[Address]

To Whom It May Concern:

      The Registration Statement on Form S-3 (File No. 333-____________) of Lynx Therapeutics, Inc. was declared effective at ___:____ __.M. Eastern Time on _____________, 2001. Upon issuance of the Underlying Shares referred to in the Company's instruction letter attached, you are authorized to issue certificates for the Company's common stock without restrictive legends.


                                Very truly yours,